LORD ABBETT SECURITIES TRUST

Alpha Strategy Fund

SUPPLEMENT DATED JUNE 25, 2007 TO THE

PROSPECTUSES DATED MARCH 1, 2007

(CLASS A, B, C, P & Y)

1.                                       The section titled “The Fund – Principal Strategy” in the Prospectus of Lord Abbett Securities Trust – Lord Abbett Alpha Strategy Fund (the “Alpha Strategy Fund” or the “Fund”) is revised to add two additional mutual funds as underlying funds for the Fund:  Lord Abbett Small-Cap Blend Fund (“Small Cap Blend Fund”), a series of Lord Abbett Blend Trust; and Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”), a series of Lord Abbett Securities Trust.   The Fund may invest up to 5% of its net assets in each of Small Cap Blend Fund and Value Opportunities Fund.

The Small Cap Blend Fund’s investment objective is to seek long-term growth of capital by investing primarily in stocks of small companies.  To pursue this goal, the Small Cap Blend Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index, a widely-used benchmark for small-cap stock performance. As of June 30, 2006, the market capitalization range of the Russell 2000® Index was $83 million to $2.3 billion. This range varies daily.

The Value Opportunities Fund’s investment objective is long-term capital appreciation.  To pursue this goal, the Value Opportunities Fund normally invests at least 65% of its net assets in equity securities of small and mid-sized companies. Small and mid-sized companies are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500® Index, a widely used benchmark for small and mid-sized stock performance. As of June 30, 2006, the market capitalization range of the Russell 2500® Index was $83 million to $6.3 billion. This range varies daily.

Like the other underlying funds in which the Alpha Strategy Fund may invest, the Small Cap Blend Fund and the Value Opportunities Fund are subject to the general risks and considerations associated with stocks and other equity investments, particularly small cap and growth and value stocks (for Small Cap Blend Fund) and value stocks and small and mid-sized company stocks for (Value Opportunities Fund).  Their values, and consequently, the value of an investment in the Alpha Strategy Fund, will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved.  Growth and value stocks may perform differently than the market as a whole and differently from each other or other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Growth stocks may be more volatile than other stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the underlying Fund’s assessment of market conditions or companies is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

Investing in small and mid-sized companies generally involves greater risks than investing in the stocks of large companies. Small and mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Small and mid-sized company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in the prices of small and mid-sized company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

2.                                       The section titled “The Fund – Management – Investment Managers” in the Prospectus is hereby replaced with the following:

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund’s investments. The Statement of Additional Information contains additional information about the managers’ compensation, other accounts managed by them and their ownership of Fund shares. Lord Abbett’s Asset Allocation Committee oversees and reviews the allocation and investment of the Fund’s assets in the underlying funds.

The Asset Allocation Committee consists of the following members: Robert S. Dow, Managing Partner and Chief Executive Officer; Robert I. Gerber, Partner and Director of Taxable Fixed Income Management; Christopher J. Towle, Partner and Director of High Yield & Convertible Management; Harold E. Sharon, Partner and Director of International Equity; Charles P. Massare, Partner and Director of Quantitative Research & Risk Management; and Robert P. Fetch, Partner and Small Cap Value Senior Investment Manager. Mr. Dow, Mr. Gerber, Mr. Towle, Mr. Massare and Mr. Fetch joined Lord Abbett in 1972, 1997, 1987, 1998 and 1995, respectively. Mr. Gerber and Mr. Towle have been members of the Asset Allocation Committee since 2005. Mr. Massare became a member of the Asset Allocation Committee in 2006, and Mr. Dow and Mr. Fetch became members in 2007. Mr. Sharon joined Lord Abbett in 2003 and has been a member of the Asset Allocation Committee since 2005. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Mr. Dow, Mr. Gerber, Mr. Towle, Mr. Sharon, Mr. Massare and Mr. Fetch are jointly and primarily responsible for the day-to-day management of the Fund.